SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                               September 26, 2003

                            First South Bancorp, Inc.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Virginia                      0-22219                        56-1999749
   ----------                    ----------                      ----------
(State or Other                 (Commission                   (I.R.S. Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation or
 Organization)

             1311 Carolina Avenue, Washington, North Carolina 27889
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
             ------------------------------------------------------
                                 (252) 946-4178

                                 Not applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.
-----------------------

On October 1, 2003, First South Bancorp, Inc. (the "Registrant") issued a press release announcing the private placement of $10,000,000 of trust preferred securities on September 26, 2003. The press release issued in connection with this announcement is filed as an exhibit to this report and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
-----------------------------------------------------------------------------

The following exhibit is filed as a part of this report:

Number         Description
------         -----------

 99            Press release issued by First South  Bancorp,  Inc. on October 1,
               2003

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        First South Bancorp, Inc.
                                        -------------------------
                                        (Registrant)

Date: October 1, 2003                   By: /s/ William L. Wall
                                            -------------------
                                            William L. Wall
                                            Executive Vice President and
                                            Chief Financial Officer

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